PARNASSUS INCOME FUNDS

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06673

Parnassus Income Funds

(Exact name of registrant as specified in charter)

One Market—Steuart Tower #1600, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Debra A. Early

Parnassus Income Funds

One Market—Steuart Tower #1600, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 778-0200

Date of fiscal year end: December 31

Date of reporting period: June 30, 2005

Item 1:    Report to Shareholders

THE PARNASSUS INCOME FUNDS     Semiannual Report June 30, 2005     Investing with a Conscience     Equity Income Fund (PRBLX)     Fixed-Income Fund (PRFIX)     California Tax-Exempt Fund (PRCLX)

THE PARNASSUS INCOME FUNDS

August 8, 2005

DEAR SHAREHOLDER:

Enclosed are reports for the three funds in the Parnassus Income Funds: the Equity Income Fund, the Fixed-Income Fund and the California Tax-Exempt Fund. Portfolio manager Todd Ahlsten wrote the reports for the Equity Income Fund and the Fixed-Income Fund, and portfolio manager Ben Liao wrote the report for the California Tax-Exempt Fund. They will give you some interesting background on the management of the funds this year.

Yours truly,

Jerome L. Dodson, President

Parnassus Income Funds

The Parnassus Income Funds  •  June 30, 2005    1

EQUITY INCOME FUND

As of June 30, 2005, the net asset value per share (NAV) of the Equity Income Fund was $24.56, so after taking dividends into account, the total return for the year-to-date was a loss of 0.88%. This compares to a loss of 0.81% for the S&P 500 and a gain of 0.97% for the average equity income fund followed by Lipper, Inc. While we have underperformed the S&P 500 slightly over the past year, our long-term record remains excellent. The Fund’s five and ten-year returns beat the S&P 500 for both periods. Our three-year return is similar to our peers.

Below is a table that compares the performance of the Fund with the S&P 500 and the average equity income fund followed by Lipper. Average annual total returns are for the one, three, five and ten-year periods.

Average Annual Total Returns

for periods ended June 30, 2005

	One Year	Three Years	Five Years	Ten Years
EQUITY INCOME FUND	5.34%	8.28%	4.87%	10.85%
S&P 500 Index	6.32%	8.28%	(2.37)%	9.94%
Lipper Equity Income Fund Average	10.34%	8.77%	5.14%	9.65%

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information is on the Parnassus website (www.parnassus.com). Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus which contains this information. The prospectus is on the Parnassus website or you can get one by calling (800) 999-3505. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. An index doesn’t take expenses into account, but mutual fund returns do.

Strategy

At the midpoint of the year, the Fund’s return was a loss of 0.88% is inline with our benchmark, the S&P 500, which declined 0.81%. Stock prices fell slightly during the first half as surging oil prices and rising short-term rates offset strong corporate profits and a growing economy. Outside the energy sector, few industries posted significant gains. As a result, the S&P 500 was down 2.54% excluding energy during the first half of 2005.

Like Lance Armstrong, who is vying for his seventh straight Tour De France victory in late July, the stock market faces several uphill climbs this year in order to reach

2    The Parnassus Income Funds  •  Equity Income Fund

the finish line with a positive return. The good news is our journey starts with a stretch of flat ground as stocks seem fairly valued with the S&P 500 trading at 17 times estimated 2005 earnings. Also, the economy is growing at a nice clip of 3.5–4%, which is creating jobs and bringing the unemployment rate down to 5.0%. Unfortunately, I see four mountain ranges we must cross for the market to rise significantly this year.

The first major climb we face is surging oil prices, which are up 52% in the past year from $37.05 to $56.50 per barrel. Based on strong demand and limited refining capacity, I anticipate oil prices will stay high, say over $52 per barrel, for the foreseeable future. As a result, I am concerned that record-high oil prices will hurt consumer demand, increase inflation, and hurt corporate profit margins. None of these outcomes is good for stock prices. As a hedge against continuing high oil prices, we are maintaining 7% of the Fund in socially responsible energy companies. However, we are underweight in consumer staple companies because many of those businesses can’t raise prices fast enough to offset higher costs. In addition, we are underweight in industrial and material companies, since we feel they also face margin pressure and slower growth. Finally, we are underweight in technology stocks as the economy could be set for slower growth. This thesis is backed by our research which suggests earnings for technology companies will remain lack-luster through the third quarter.

We remain overweight in the consumer discretionary sector. Our team has found several discount retailers, newspaper, media, and consumer product companies that not only can benefit from a slow growth economy, but also offer downside protection based on valuation and cash flows.

The second mountain range we face is higher interest rates. The Federal Reserve has increased the Federal Funds rate nine times over the past year from 1.00% to 3.25%. Since seven of the past 12 Fed tightening cycles have ended in recession, interest rates are a real concern. According to BusinessWeek, in the past three years, homeowners who refinanced their mortgages took out $400 billion, of which a significant amount was plowed back into the economy. With rates rising, this refinancing boom will come to an end and, growth will slow significantly.

My biggest concern relates to interest rates. Rapidly rising home prices has created a dangerous bubble that could burst at some point and spark a big downturn. I feel Federal Reserve Chairman Alan Greenspan did the right thing in lowering rates and stimulating the economy after the internet boom crashed and the country faced the terrible September 11th attacks. However, it seems like we have moved from one bubble, sky-high Internet stocks, to another, frothy home prices. It seems like almost every week, I hear another story about someone who made a quick $50,000 buying and selling real estate. A fellow portfolio manager here in San Francisco has told me many times at our favorite lunch spot “when it gets too easy, you are near the end.”

The Parnassus Income Funds  •  Equity Income Fund    3

Home prices in California climbed an amazing 22% in 2004, according to the Wall Street Journal, while personal income grew only 4.8%. As a result, only 11.6% of median-income families in San Francisco can afford to buy an average house according to the Wells Fargo Housing Opportunity Index. This ratio falls to only 5.2% of median income households in Los Angeles and 10.8% in New York. Clearly, these ratios of housing prices to personal income are not sustainable!

Unfortunately, I feel the popping of the housing market bubble could be equally as damaging to the economy as the bear market of 2000–2002. According to Merrill Lynch, housing assets as a percentage of gross domestic product has reached 140%. Ironically, this is the same level that stock values hit as a percentage of GDP right before the crash of 2000!

While home prices probably won’t fall as much as stocks did in percentage terms, they are backed by greater debt levels which increase risk. For instance, most stocks bought during the Internet boom were financed with either cash, stock options or margin debt backed with liquid assets. As a result, most stock market losses just decreased net worth. Contrast that to housing where many new buyers are purchasing property with little to no down payment. I was surprised to read in

Portfolio Composition at June 30, 2005
Banking	10.27%
Publishing	7.21%
Utilities	5.92%
Insurance	4.80%
Telecom Equipment	4.61%
Pharmaceuticals	4.28%
Industrial	4.18%
Apparel	3.53%
Telecom Provider	3.36%
Consumer Products	3.26%
Medical Equipment	3.12%
Retail	2.94%
Office Equipment	2.85%
Financial Services	2.73%
Electronic Instruments	2.72%
Real Estate Investment Trust	2.38%
Computers	2.37%
Insurance Broker	2.04%
Microelectronics	2.03%
Services	1.95%
Entertainment	1.92%
Biotechnology	1.73%
Machinery	1.66%
Software	1.59%
Natural Gas	1.35%
Semiconductors	1.25%
Packaged Foods	1.04%
Auto Parts	0.53%
Internet	0.51%
Printing	0.19%
Short-Term Securities	11.68%

Portfolio composition is based upon total securities, rather than net assets, and excludes short-term securities received as collateral from securities lending.

4    The Parnassus Income Funds  •  Equity Income Fund

the Economist that 42% of all first-time home buyers and 25% of all home buyers last year had no down payment. Brokerage firms don’t let investors buy stocks with no money down. In addition, it is estimated that 60% of all home buyers in California so far this year used an interest-only or negative-amortization loan versus only 8% in 2002. As a result of these loose lending practices and high home valuations, even small price declines can wipe out equity for people who are forced to sell. Unfortunately, this risk is not an isolated problem. Amazingly, according to Merrill Lynch, almost one in five homeowners today have a loan to value ratio of 95% or more. That is a very small margin of safety. In contrast, only one in 30 people fifteen years ago had a loan to value ratio of 95% or more.

As a result, if housing prices drop sharply, there could be devastating consequences for the economy and the stock market. Rising home prices helped offset the losses generated from the bear market of 2000. Unfortunately, I’m not sure what asset class can offset lower home prices.

Bulls of the housing market say prices can remain high because rates are still low and the economy is producing jobs. According to the Economist, 40% of all jobs created since 2001 are linked to the growth of the housing market. These are jobs such as real-estate agents, home lenders, investors, and contractors. As a result, if the housing market cools, there could be significant job losses. Any slowdown in the economy or loss of jobs, in combination with higher rates due to inflation, could be the pin that pops the housing bubble.

I think the best scenario would be for home prices to stabilize for several years while personal incomes grow and catch up. Hopefully, we don’t follow the course of Japan where home prices have fallen for 14 straight years and are now down 40% since 1991.

While I am not predicting an imminent collapse in home prices, I see far more risk than reward in the housing market and related stock market investments. As a result, the Fund is now underweight in financials and has recently sold its entire investment in home lender Washington Mutual. We have also sold our investments in housing-related financial institutions such as AmSouth Bancorp, North Fork Bancorp, New York Community Bancorp, Synovus Financial, Freddie Mac and Fannie Mae. While I still admire Wells Fargo as a great company, we have also sold a significant portion of that position based on our housing market concerns. In addition, a flattening yield curve could potentially compress the company’s net interest margin and slow profit growth. We are taking the capital from these stock sales and are looking to increase the Fund’s exposure in health care and business service companies that offer recurring revenues.

The third mountain the market faces for the second half is that a strong dollar could slow profit growth. Over the past two years, many U.S. companies have posted faster growth because a weak dollar meant international sales were more valuable when translated back into dollars. By the fourth quarter of this year, this currency benefit will reverse which will create a headwind for the economy.

The Parnassus Income Funds  •  Equity Income Fund    5

The final hurdle I see for the stock market during the second half is politics. Last year we had an incumbent president stimulating the economy to help his reelection efforts. This year we have no election, higher interest rates, higher oil prices and no significant tax cuts.

With this economic view in mind, our research team is working hard to find companies that can generate gains for our shareholders, but also cushion us from significant losses. Over the past five years, which has encompassed the bear market of 2000–2002 and the bull market of 2003 and 2004, we have generated an average annual return of 4.87% versus a loss of 2.36% for the S&P 500. We are proud that the Fund has only had one down year in the past decade, which was a modest 3.69% loss in 2002. Our team is working overtime to identify good investments based upon our five-step process of analyzing each investment’s fundamentals, financial outlook, management quality, business catalyst and risk-reward potential.

Losers

The Fund had four stocks that reduced the NAV by at least 10¢ during the first half. The most significant was Mentor Graphics, which cost the Fund’s NAV 21¢ as the stock dropped 39.9% from $15.29 to our average selling price of $9.19. Mentor Graphics, a Portland, Oregon-based company that sells software which helps design computer chips and printed circuit boards, reported weak first quarter orders. While I like the company’s products, we sold the stock because Mentor probably faces two more tough quarters before business improves. We used the proceeds from our stock sale to buy Mentor Graphics convertible bonds that offer not only an 8% yield but also upside potential if the stock rebounds.

Our second largest loss was Gannett, the large media company that owns the USA Today along with over 100 other daily newspapers, 14 NBC affiliate stations and numerous online sites. The stock fell 12.9% during the first half—from $81.70 to $71.13 because of lower than expected advertising growth and negative circulation trends. In addition, investors are concerned that growth for newspapers is over because many advertisers are shifting to the web. While I agree that newspapers are not a hot growth industry, they are not going away any time soon. In fact, Gannett has grown its earnings at a 12% annual rate for the past decade. We are holding the stock since it is an absolute bargain trading at only 13.5 times estimated 2005 earnings. I expect the stock to bounce back over the next year as earnings grow from significant stock buybacks, and advertising related to the Winter Olympics and political election next year.

Boston Scientific, a leading designer and manufacturer of heart stents that prop open clogged arteries, fell 24.1% from $35.55 to $27.00 and cost the NAV 12¢. The stock declined because Boston lost stent market share to top competitor Johnson & Johnson during the first half of 2005. In addition, the company lost a patent lawsuit to Johnson & Johnson. We are holding on to the stock because it’s undervalued at 14 times earnings and the company’s stent business is very valuable. The lawsuit doesn’t change our investment thesis since it’s related to older products.

6    The Parnassus Income Funds  •  Equity Income Fund

Our investment in JPMorgan Chase reduced the NAV by 10¢ during the first half of 2005 as the stock fell 9.4% from $39.01 to $35.32. This loss primarily came during the first quarter due to integration costs from JPMorgan’s $58 billion acquisition of Bank One Corp. The stock fell slightly during the second quarter as the company expects sales and trading revenue to fall below plan. While we sold a portion of our position due to interest rate concerns, the Fund continues to have a large investment in JPMorgan because the company has strong management. The stock is also a bargain at 12 times earnings with a 4% dividend yield.

Winners

The Fund had seven winners that added 4¢ or more to our performance. Not surprisingly, four of the seven were energy stocks. Apache Corporation, a Houston, Texas-based company that explores, produces and develops crude oil and natural gas rose 10.7% from our average cost of $58.35 to $64.60 and added 8¢ to the NAV. Soaring oil and natural gas prices boosted profits for Apache. We own the stock not only because Apache is a great business, but also because the company is a good corporate citizen. First of all, Apache has a superb environmental record. Second, the company has been very charitable in its local communities. For instance, Apache, who has a major operation in Egypt, has launched a nonprofit organization called Springboard – Educating the Future, which is in the process of building 100 schools for Egyptian girls.

The second biggest winner for the Fund is a well-known insurance company AFLAC, which rose 10.9% from our average cost of $39.02 to $43.28, adding 7¢ to the NAV. The stock rose as the company’s U.S. operation set the stage for better growth during the second half of 2005 based on new products and an improved sales team. In addition, the company generates 75% of their earnings in Japan and the company benefited from a strong Yen and a favorable business outlook.

Three energy investments added 4¢ each to the NAV. Energen Corporation, a company that operates an oil and gas exploration business as well as Alabama Natural Gas rose 18.9% from $29.475 to $35.05. ONEOK, another natural gas utility company, rose 14.9% from $28.42 to $32.65. Finally, Kinder Morgan, Inc., a major operator of pipelines, saw its stock rise 13.8% from $73.13 to $83.20. These companies benefited from soaring energy prices.

Our investment in Toys “R” Us added 4¢ to the NAV during the first half as our preferred stock rose 11.4% from $53.00 to $59.03 as the company announced it had agreed to sell the retailer to a buyout group for $6.6 billion.

Last, but not least, Invitrogen Corporation, a leading seller of biotechnology kits for research, added 4¢ to the NAV as the stock increased 6.5% from $67.13 to our average selling price of $71.46. Demand remains strong for Invitrogen’s research products. We sold our shares of Invitrogen, the Fund’s largest winner over the past two years, because the stock had reached our intrinsic value target.

The Parnassus Income Funds  •  Equity Income Fund    7

Company Notes

In late June, I had a chance to meet with Jeff Black, the CEO of Teleflex, Inc., at an investment conference outside of Baltimore. I really enjoyed meeting with Jeff because he has tremendous energy and is passionate about the business. He is also a CEO that truly cares for his employees. Teleflex, which was founded in 1943, designs, manufactures and distributes a host of specialty products including gear-shift systems for autos, disposable medical products for respiratory care and cargo handling systems for airliners. This collection of businesses has a strong track record of increasing dividends to shareholders for 27 straight years — a period covering four recessions. That’s the kind of investment we work to identify.

While restructurings can be disruptive, Jeff is doing a good job of streamlining Teleflex’s operations while maintaining the culture and spirit that has made the company successful. From a social standpoint, Teleflex is a strong corporate donor and the Teleflex Foundation has granted over $4 million. The company is known as a great place to work. In addition, the company’s products are focused to improve efficiency, safety and comfort. For example, the company’s new electronic throttle controls are designed to improve fuel efficiency. In the company’s aerospace business, Teleflex uses advanced reprofiling and adaptive-machining techniques to improve efficiency of commercial airline engines. Finally, in the company’s cargo handling business, Teleflex has developed hardened safety containers (HULDs) that are designed to absorb the majority of an explosion inside the container and cushion the blast from damaging the aircraft.

Based on Jeff’s passion and Teleflex’s improving collection of businesses, I am excited about the company’s short-term and longer-term prospects. I anticipate further growth gains as the company sells off less profitable segments and reinvests capital in higher return growth areas. Over the next year, I feel earnings can advance 20% and the stock, which is currently at $60, can reach $75–$80 and boost the Fund’s return.

Thank you for investing in the Parnassus Equity Income Fund.

Yours truly,

Todd C. Ahlsten

Portfolio Manager

8    The Parnassus Income Funds  •  Equity Income Fund

FIXED-INCOME FUND

As of June 30, 2005, the net asset value per share (NAV) of the Fixed-Income Fund was $15.96, so after taking dividends into account, the total return for the quarter was 1.92%. This compares to a gain of 2.22% for the average A-Rated bond fund followed by Lipper and a gain of 2.75% for the Lehman Government/Corporate Bond Index. The Fund has underperformed our peers for the first half of 2005 because we expected interest rates to rise and positioned our portfolio accordingly. Bond prices fall when interest rates rise, so we shortened the Fund’s duration to cushion our shareholders from potentially significant losses. While short-term rates have increased, longer-term interest rates have declined because of mixed economic data and high energy prices. Since our portfolio duration is shorter than most of our peers, we underperformed.

As a result of this underperformance, our three and five-year returns are essentially in line with our peers. We slightly underperformed the Lipper A-rated Bond Fund Average for the ten-year period.

Below is a table that compares the performance of the Fund with the Lehman and the average fixed-income fund followed by Lipper. Average annual total returns are for the one, three, five and ten-year periods.

Average Annual Total Returns

for periods ended June 30, 2005

	One Year	Three Years	Five Years	Ten Years
FIXED-INCOME FUND	3.84%	5.83%	7.01%	5.93%
Lipper A-Rated Bond Fund Average	6.59%	5.88%	6.89%	6.23%
Lehman Government/Corporate Bond Index	7.26%	6.41%	7.71%	6.90%

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information is on the Parnassus website (www.parnassus.com). Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus which contains this information. The prospectus is on the Parnassus website or you can get one by calling (800) 999-3505. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Lehman Government/Corporate Bond Index is an unmanaged index of fixed-income securities, and it is not possible to invest directly in an index. An index doesn’t take expenses into account, but mutual fund returns do.

The Parnassus Income Funds  •  Fixed-Income Fund    9

Strategy

I think that short and long-term interest rates will rise during the second half of 2005 based on the prospects for higher inflation. In addition, it looks like Alan Greenspan will continue to raise rates, as he has become more and more focused on controlling the “housing market bubble” that has ballooned to dizzying heights during the past few years. During his testimony to Congress in June, Greenspan dedicated half of his paragraphs to housing, saying that “signs of froth” and “speculation” in some regions had neared “unsustainable” levels.

As a result, the Fund remains defensively positioned, and our goal is to preserve capital by keeping a short duration. Duration essentially measures how much in percentage terms, a bond price will move for a 1% change in interest rates. As of June 30th, our duration was only 1.71 years. Given that the difference is only 0.58% between the 2-year treasury yield of 3.76% and the 30-year treasury rate of 4.34%, I see much more risk than reward with longer-term bonds.

We plan to maintain our defensive strategy at least through year-end given the low rates and narrow interest spread between short and long maturities. We will extend our duration and position the Fund for higher returns once we feel rates have stabilized at higher levels.

Portfolio Composition at June 30, 2005
Long-Term Securities:
Long-Term U.S. Government and Agency Securities	10.89%
Natural Gas	5.95%
Financial Services	4.41%
Insurance	4.32%
Microelectronics	2.57%
Retail	1.25%

Short-Term Securities:
Short-Term U.S.Government Agency Securities	62.28%
Other Short-Term Securities	8.33%

Portfolio composition is based upon total securities, rather than net assets, and excludes short-term securities received as collateral from securities lending.

Thank you for investing in the Parnassus Fixed-Income Fund.

Yours truly,

Todd C. Ahlsten

Portfolio Manager

10    The Parnassus Income Funds  •  Fixed-Income Fund

CALIFORNIA TAX-EXEMPT FUND

As of June 30, 2005, the net asset value per share (NAV) of the California Tax-Exempt Fund was $16.92. Taking dividends into account, the total return for the second quarter of 2005 was 1.57%. This compares to a gain of 3.00% for the average California municipal bond fund followed by Lipper, Inc. We positioned the portfolio for higher interest rates, but mixed economic data and higher energy prices contributed to a flattening yield curve. Therefore, we underperformed the average California municipal bond fund in the second quarter. Most of our bonds have short maturities, so the values of our bonds dropped as short-term interest rates went up. The average maturity of the California Tax-Exempt Fund was about 5.5 years.

Below you will find a table that compares our annual returns to various indices over the past one, three, five and ten-year periods. The 30-day SEC yield for June 2005 was 2.54%.

Average Annual Total Returns

for periods ended June 30, 2005

	One Year	Three Years	Five Years	Ten Years
CALIFORNIA TAX-EXEMPT FUND	3.81%	3.80%	5.04%	5.59%
Lipper California Municipal Bond Fund Average	8.60%	5.34%	6.15%	5.76%
Lehman Municipal Bond Index	8.24%	5.85%	6.88%	6.38%

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information is on the Parnassus website (www.parnassus.com). Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus which contains this information. The prospectus is on the Parnassus website or you can get one by calling (800) 999-3505. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares. The Lehman Municipal Bond Index is an unmanaged index of fixed-income securities and it is not possible to invest directly in an index. An index doesn’t take expenses into account, but mutual fund returns do.

We expected the 10-Year Treasury to rise to 4.5% at mid-year. Instead, the 10-Year Treasury actually fell to 3.91% as of June 30. The 30-Year Treasury dropped even more to 4.19% as of June 30, 2005 from 4.83% at the beginning of the year. Therefore, we have seen the yield curve flatten since the beginning of the year. At the same time, the short-term rates went up due to the Federal Reserve’s intention to keep inflation in check, but the long-term interest rates went down, reflecting the sputtering economic growth due to high energy costs.

The Parnassus Income Funds  •  California Tax-Exempt Fund    11

In essence, the shape of the yield curve explains the disappointing result for the California Tax-Exempt Fund. Because most of our bonds have short maturities ranging from 4–7 years, these bonds lost value when short-term interest rates went up in the first half of 2005.

However, the outlook for the State of California remains positive. The Legislature approved the budget on July 7th, the earliest date that the budget had been approved in the last 5 years, so there will be no repeat of the budget crisis in 2003. On top of that, Moody’s upgraded California General Obligation (G.O.) bonds to A3 from A2, reflecting an improved California economy. These two positive developments should help our California Tax-Exempt Fund.

Portfolio Composition at June 30, 2005
Infrastructure Improvements	36.10%
Environment	16.59%
Public Transportation	16.37%
General Obligation	12.09%
Education	8.49%
Housing	5.81%
Health Care Services	1.97%
Short-Term Securities	2.58%

Portfolio composition is based upon total securities, rather than net assets.

Outlook

For the next six months, I feel the yield curve will continue to flatten. In fact, the yield curve may become inverted if the Federal Reserve raises the federal fund rates past 4.25% to cool down the red-hot housing market. At the same time, record high energy prices could slow the economy. Given this scenario, the yield for the 10-year Treasury could be flat for the next six months.

Therefore, in keeping with our investment objective of providing current income to our shareholders, I plan to swap some of our short-term bonds for longer-term maturity bonds in the 10 –15 year range. This part of the yield curve will provide our shareholders with higher yields without significantly increasing risk.

And as always, thank you for investing in the Fund.

Yours truly,

Ben Liao

Portfolio Manager

12    The Parnassus Income Funds  •  California Tax-Exempt Fund

FUND EXPENSES (UNAUDITED)

As a shareholder of the funds, you incur ongoing costs, which include portfolio-management fees, administrative fees, shareholder reports, and other fund expenses. The funds do not charge transaction fees, so you do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. The information on this page is intended to help you understand your ongoing costs of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period of January 1, 2005 to June 30, 2005.

Actual Expenses

In the example below, the first line for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6), then multiple the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each fund provides information about hypothetical account values and hypothetical expenses based on the fund’s expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. You may compare the ongoing costs of investing in the fund with other mutual funds by comparing this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

The Parnassus Income Funds  •  June 30, 2005    13

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in these funds. Therefore, the second line of each fund is useful in comparing only ongoing costs and will not help you determine the relative total costs of owning other mutual funds, which may include transactional costs such as loads.

	Beginning Account Value January 1, 2005		Ending Account Value June 30, 2005		Expenses Paid During Period*
Equity Income Fund: Actual Hypothetical (5% before expenses)	$ $	1,000.00 1,000.00	$ $	991.20 1,019.89	$ $	4.89 4.96
Fixed-Income Fund: Actual Hypothetical (5% before expenses)	$ $	1,000.00 1,000.00	$ $	1,019.20 1,021.08	$ $	3.75 3.76
California Tax-Exempt Fund: Actual Hypothetical (5% before expenses)	$ $	1,000.00 1,000.00	$ $	1,004.50 1,021.42	$ $	3.38 3.41

*	Expenses are equal to the fund’s annualized expense ratio of 0.99%, 0.75%, and 0.68% for the Equity Income Fund, the Fixed-Income Fund and the California Tax-Exempt Fund, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

14    The Parnassus Income Funds  •  June 30, 2005

EQUITY INCOME FUND

Portfolio of Investments by Industry Classification

as of June 30, 2005 (unaudited)

Shares	Common Stocks	Percent of Net Assets	Market Value
	APPAREL
100,000	Limited Brands Inc.		$2,142,000
1,100,000	Ross Stores Inc.		31,801,000

		3.5%	$33,943,000

	AUTO PARTS
125,000	Genuine Parts Co.[2]	0.5%	$5,136,250

	BANKING
1,350,000	JPMorgan Chase & Co.		$47,682,000
200,000	New York Community Bancorp.[2]		3,624,000
100,000	Wachovia Corp.		4,960,000
260,000	Washington Mutual Inc.		10,579,400
785,000	Wells Fargo & Co.		48,340,300

		11.7%	$115,185,700

	BIOTECHNOLOGY
275,000	Amgen Inc.[1]	1.7%	$16,626,500

	COMPUTERS
150,000	International Business
	Machines Corp.		$11,130,000
725,000	Radisys Corp.[1,2]		11,708,750

		2.4%	$22,838,750

	CONSUMER PRODUCTS
100,000	Colgate-Palmolive Co.		$4,991,000
500,000	Procter & Gamble Co.		26,375,000

		3.2%	$31,366,000

	ELECTRONIC INSTRUMENTS
600,000	Agere Systems Inc.[1,2]		$7,200,000
125,000	Waters Corp.[1]		4,646,250

		1.2%	$11,846,250

	ENTERTAINMENT
575,000	Cedar Fair, L.P.[2]	1.9%	$18,509,250

	FINANCIAL SERVICES
350,000	Automatic Data Processing		$14,689,500
100,000	Freddie Mac		6,523,000
50,000	Paychex Inc.		1,627,000
236,400	SLM Corp.		12,009,120

		3.6%	$34,848,620

The accompanying notes are an integral part of these financial statements.	15

EQUITY INCOME FUND

Portfolio of Investments by Industry Classification

as of June 30, 2005 (unaudited) continued

Shares	Common Stocks	Percent of Net Assets	Market Value
	INDUSTRIAL
450,000	3M Co.		$32,535,000
200,000	Teleflex Inc.[2]		11,874,000
540,000	WD-40 Co.[2]		15,082,200

		6.2%	$59,491,200

	INSURANCE
600,000	AFLAC Inc.		$25,968,000
75,000	Jefferson-Pilot Corp.		3,781,500
125,000	Montpelier Re Holdings Ltd.[2]		4,322,500

		3.5%	$34,072,000

	INSURANCE BROKER
725,000	Arthur J. Gallagher & Co.[2]	2.0%	$19,669,250

	INTERNET
150,000	eBay Inc.[1]	0.5%	$4,951,500

	MACHINERY
350,000	The Stanley Works[2]	1.6%	$15,939,000

	MEDICAL EQUIPMENT
395,300	Boston Scientific Corp.[1]	1.1%	$10,673,100

	MICROELECTRONICS
100,000	Applied Materials Inc.[1]		$1,618,000
700,000	Credence Systems Corp.[1,2]		6,335,000
650,000	Electro Scientific Industries Inc.[1,2]		11,622,000

		2.0%	$19,575,000

	OFFICE EQUIPMENT
630,000	Pitney Bowes Inc.	2.8%	$27,436,500

	PACKAGED FOODS
100,000	General Mills Inc.		$4,679,000
150,000	HJ Heinz Co.		5,313,000

		1.0%	$9,992,000

	PHARMACEUTICALS
400,000	Johnson & Johnson		$26,000,000
900,000	Pfizer Inc.		24,822,000

		5.5%	$50,822,000

16	The accompanying notes are an integral part of these financial statements.

Shares	Common Stocks	Percent of Net Assets	Market Value
	PRINTING
100,000	Ennis Inc.	0.2%	$1,812,000

	PUBLISHING
600,000	Gannett Co.[2]		$42,678,000
525,000	Knight-Ridder Inc.[2]		32,203,500
225,000	McGraw-Hill Companies Inc.		9,956,250

		8.8%	$84,837,750

	REAL ESTATE INVESTMENT TRUST
100,000	Alexandria Real Estate Equity		$7,345,000
550,000	Maguire Properties Inc.		15,587,000

		2.6%	$22,932,000

	RETAIL
375,000	Home Depot Inc.		$14,587,500
50,000	Target Corp.		2,720,500
450,000	TJX Companies Inc.[2]		10,957,500

		2.9%	$28,265,500

	SERVICES
1,400,000	Servicemaster Company	1.9%	$18,746,000

	TELECOM EQUIPMENT
1,800,000	Cisco Systems Inc.[1]		$34,398,000
300,000	Nokia OYJ (ADR)[2]		4,992,000

		4.1%	$39,390,000

	TELECOM PROVIDER
500,000	Bellsouth Corp.[2]		$13,285,000
550,000	Verizon Communications Inc.		19,002,500

		3.5%	$32,287,500

	UTILITIES
500,000	Apache Corp.		$32,300,000
100,000	Devon Energy Corp.		5,068,000
300,000	Energen Corp.[2]		10,515,000
345,905	Keyspan Corp.		14,078,334
150,000	Kinder Morgan Inc.[2]		12,480,000
350,000	ONEOK Inc.[2]		11,427,500

		8.8%	$85,868,834

	Total investment in common stocks (cost $829,775,196)	88.7%	$857,061,454

The accompanying notes are an integral part of these financial statements.	17

EQUITY INCOME FUND

Portfolio of Investments by Industry Classification

as of June 30, 2005 (unaudited) continued

Shares	Preferred Stocks	Percent of Net Assets	Market Value
350,000	Baxter International
	Preferred 7.000%, convertible 02/16/06		$19,351,500
55,439	First Republic
	Preferred 8.875%, Series B, callable 12/30/06		1,455,273
325,000	ONEOK, Inc.
	Preferred 8.500%, convertible 02/16/06		12,951,250
175,000	St. Paul Travelers Co.
	Preferred 9.000%, convertible 08/16/05		12,092,500
55,000	Zions BanCorp.
	Preferred 8.000%, callable 09/01/07		1,471,250

	Total investment in preferred stocks (cost $39,907,870)	4.9%	$47,321,773

Principal Amount $	Convertible Bonds
10,000,000	Agere Systems Inc.
	6.500%, due 12/15/09		$10,075,000
2,000,000	Brocade Communications
	2.000%, due 01/01/07		1,920,000
1,000,000	E*Trade Financial Corp.
	6.000%, due 02/01/07		1,006,250
6,500,000	JDS Uniphase Corp.
	due 11/15/10		4,988,750
10,437,000	Mentor Graphics Corp.
	6.875%, due 06/15/07		10,332,630
5,575,000	Mentor Graphics Corp.
	4.870%, due 08/06/23		4,951,297
15,000,000	Vishay Intertechnology Inc.
	3.625%, due 08/01/23		14,343,750

	Total investment in convertible bonds (cost $47,581,147)	4.9%	$47,617,677

	Total investment in stocks and convertible bonds (cost $917,264,213)	98.5%	$952,000,904

18	The accompanying notes are an integral part of these financial statements.

Principal Amount $	Short-Term Investments	Percent of Net Assets	Market Value
	Certificates of Deposit [3]

100,000	Community Bank of Bay
	3.000%, matures 08/22/05	0.0%	$98,851

	Registered Investment Companies—Money Market Funds

95,829	Goldman Sachs FS Government Fund
	variable rate 3.000%		$95,829
9,041,355	Janus Government Fund
	variable rate 3.060%		9,041,355
115,499	Scudder Government Fund
	variable rate 2.910%		115,499
629,153	SSGA U.S. Government Fund
	variable rate 2.830%		629,153

		1.0%	$9,881,836

	Community Development Loans[3]

100,000	Boston Community Loan Fund
	2.000%, matures 06/30/05		$94,000
100,000	Vermont Community Loan Fund
	2.000%, matures 04/16/06		95,249
100,000	Ecologic Finance
	2.000%, matures 01/25/06		96,581

		0.0%	$285,831

	Securities Purchased with Cash Collateral from Securities Lending

	Registered Investment Companies

	State Street Navigator Securities Lending Prime Portfolio
	variable rate 3.010%	10.7%	$102,116,212

The accompanying notes are an integral part of these financial statements.	19

EQUITY INCOME FUND

Portfolio of Investments by Industry Classification

as of June 30, 2005 (unaudited) continued

Principal Amount $	Short-Term Investments	Percent of Net Assets	Market Value
	Total investment in short-term securities (cost $112,382,730)	11.7%	$112,382,730

	Total securities (cost $1,029,646,943)	110.2%	$1,064,383,634

	Payable upon return of securities loaned	– 10.6%	(102,116,212)

	Other assets and liabilities – net	0.4%	3,937,555

	Total net assets	100.0%	$966,204,977

1	These securities are non-income producing.
2	This security or partial position of this security was on loan at June 30, 2005 (Note 1). The total value of securities on loan at June 30, 2005 was $100,113,933.
3	Market value adjustments have been applied to these securities to reflect early withdrawal/call penalities.
Fund holdings will vary over time.
Fund shares are not FDIC insured.

20	The accompanying notes are an integral part of these financial statements.

EQUITY INCOME FUND

Statement of Assets and Liabilities

as of June 30, 2005 (unaudited)

Assets

Investments in securities, at market value (identified cost $917,264,213)	$952,000,904
Temporary investments in short-term securities (at cost which approximates market value)	112,382,730
Cash	111,980
Receivables:
Dividends and interest	1,382,707
Investment securities sold	17,137,781
Capital shares sold	766,479
Other assets	58,537

Total assets	$1,083,841,118

Liabilities

Payable upon return of loaned securities	102,116,212
Payable for investment securities purchased	13,623,558
Capital shares redeemed	973,777
Fees payable to Parnassus Investments	475,774
Distributions payable	126,333
Accounts payable and accrued expenses	320,487

Total liabilities	$117,636,141

Net assets	$966,204,977

Net assets consist of

Undistributed net investment income	365,855
Unrealized appreciation on securities	34,736,691
Accumulated net realized gain	36,628,720
Capital paid-in	894,473,711

Total net assets	$966,204,977

Computation of net asset value and offering price per share

Net asset value and redemption price per share ($966,204,977 divided by 39,337,914 shares)	$24.56

The accompanying notes are an integral part of these financial statements.	21

EQUITY INCOME FUND

Statement of Operations

Six Months Ended June 30, 2005 (unaudited)

Investment income

Investment income
Dividends (net of foreign tax witholding of $19,235)	$12,397,796
Interest	547,713
Securities lending	107,125
Other income	5,107

Total investment income	$13,057,741

Expenses

Investment advisory fees (note 5)	3,024,756
Transfer agent fees (note 5)	200,397
Fund administration (note 5)	318,091
Service provider fees (note 5)	986,032
Reports to shareholders	142,317
Registration fees and expenses	52,903
Custody fees	28,996
Professional fees	96,055
Trustee fees and expenses	17,144
Other expenses	66,350

Total expenses	$4,933,041
Fees waived by Parnassus Investments (note 5)	(398,721)
Expense offset (note 6)	(738)

Net expenses	$4,533,582

Net investment income	$8,524,159

Realized and unrealized gain (loss) on investments

Net realized gain (loss) from security transactions	$40,955,615
Net change in unrealized appreciation (depreciation) of securities	(56,679,262)

Net realized and unrealized gain (loss) on securities	$(15,723,647)

Net decrease in net assets resulting from operations	$(7,199,488)

22	The accompanying notes are an integral part of these financial statements.

EQUITY INCOME FUND

Statement of Changes in Net Assets

	Six Months Ended June 30, 2005 (unaudited)	Year Ended December 31, 2004
From operations

Net investment income	$8,524,159	$11,928,154
Net realized gain (loss) from security transactions	40,955,615	20,107,046
Net change in unrealized appreciation (depreciation)	(56,679,262)	38,007,995

Increase (decrease) in net assets resulting from operations	$(7,199,488)	$70,043,195

Dividends to shareholders

From net investment income	(8,425,135)	(17,436,082)
From realized capital gains	—	(21,462,046)
Increase (decrease) in net assets from capital share transactions	87,414,952	233,020,302

Increase (decrease) in net assets	$71,790,329	$264,165,369

Net assets

Beginning of period	894,414,648	630,249,279
End of period (including undistributed net investment income of $365,855 and $266,831 respectively)	$966,204,977	$894,414,648

The accompanying notes are an integral part of these financial statements.	23

FIXED-INCOME FUND

Portfolio of Investments by Industry Classification

as of June 30, 2005 (unaudited)

Principal Amount $	Corporate Bonds	Percent of Net Assets	Market Value
	FINANCIAL SERVICES
500,000	Bank One Corp.
	Notes, 6.000%, due 02/17/09		$526,990
500,000	Goldman Sachs Group Inc.
	Notes, 6.650%, matures 05/15/09		541,422
500,000	Wells Fargo Financial Inc.
	Notes, 6.850%, matures 07/15/09		554,613

		4.0%	$1,623,025

	RETAIL
400,000	Target Corp.
	Notes, 7.500%, matures 08/15/10	1.1%	$459,750

	Total investment in corporate bonds (cost $1,887,483)	5.1%	$2,082,775

Principal Amount $	Convertible Bonds
1,000,000	Cymer Inc.
	Notes, 3.500%, matures 02/15/09	2.3%	$946,250

Shares	Preferred Stocks
55,000	ONEOK, Inc.[1]
	Preferred 8.500%, due 02/16/06		$2,191,750
23,000	St. Paul Travelers Co.
	Preferred 9.000%, due 08/16/05		1,589,300

	Total investment in preferred stocks (cost $3,379,872)	9.3%	$3,781,050

24	The accompanying notes are an integral part of these financial statements.

Principal Amount $	U.S. Government Agency Securities	Percent of Net Assets	Market Value
3,000,000	Federal National Mortgage Association
	5.125%, due 04/22/13		$3,010,659
1,000,000	Federal Home Loan Bank
	5.000%, due 05/28/15		1,000,080

	Total investment in U.S. Government Agency securities (cost $4,000,000)	9.8%	$4,010,739

	Total investment in long-term securities (cost $10,258,279)	26.5%	$10,820,814

Principal Amount $	Short Term Investments
	U.S. Government Agency Discount Notes
3,000,000	Federal Home Loan Mortgage Corporation
	Zero Coupon, 2.760% equivalent, matures 07/19/05		$2,995,856
2,500,000	Federal Home Loan Mortgage Corporation
	Zero Coupon, 2.830% equivalent, matures 07/12/05		2,497,838
3,000,000	Federal National Mortgage Association
	Zero Coupon, 2.700% equivalent, matures 07/25/05		2,994,531
1,000,000	Federal National Mortgage Association
	Zero Coupon, 2.730% equivalent, matures 08/01/05		997,687
14,000,000	Federal National Mortgage Association
	Zero Coupon, 2.830% equivalent, matures 08/22/05		13,940,276

		57.4%	$23,426,188

The accompanying notes are an integral part of these financial statements.	25

FIXED-INCOME FUND

Portfolio of Investments by Industry Classification

as of June 30, 2005 (unaudited) continued

Principal Amount $	Short-Term Investments	Percent of Net Assets	Market Value
	Registered Investment Companies—Money Market Funds
286,555	Goldman Sachs FS Government Fund
	variable rate 3.000%		$286,555
884,479	Janus Government Fund
	variable rate 3.060%		884,479
1,285	Scudder Government Fund
	variable rate 2.910%		1,285
1,401,710	SSGA U.S. Government Fund
	variable rate 2.830%		1,401,710

		6.3%	$2,574,029

	Securities Purchased with Cash Collateral from Securities Lending

	Registered Investment Companies
	State Street Navigator Securities Lending Prime Portfolio
	variable rate 3.010%	1.2%	$492,000

	Total investment in short-term securities (cost $26,492,217)	64.9%	$26,492,217

	Total securities (cost $36,750,496)	91.4%	$37,313,031

	Payable upon return of securities loaned	– 1.2%	(492,000)

	Other assets and liabilities – net	9.8%	4,007,905

	Total net assets	100.0%	$40,828,936

1	This security or partial position of this security was on loan at June 30, 2005 (Note 1). The total value of securities on loan at June 30, 2005 was $482,353.

Fund holdings will vary over time.

Fund shares are not FDIC insured.

26	The accompanying notes are an integral part of these financial statements.

FIXED-INCOME FUND

Statement of Assets and Liabilities

as of June 30, 2005 (unaudited)

Assets

Investments in securities, at market value (identified cost $10,258,279)	$10,820,814
Temporary investments in short-term securities (at cost which approximates market value)	26,492,217
Cash	3,932,104
Receivables:
Dividends and interest	110,703
Capital shares sold	14,966
Other assets	3,082

Total assets	$41,373,886

Liabilities

Payable upon return of loaned securities	492,000
Capital shares redeemed	27,176
Fees payable to Parnassus Investments	3,364
Distributions payable	7,673
Accounts payable and accrued expenses	14,737

Total liabilities	$544,950

Net assets	$40,828,936

Net assets consist of

Undistributed net investment income	13,057
Unrealized appreciation on securities	562,535
Accumulated net realized gain	528
Capital paid-in	40,252,816

Total net assets	$40,828,936

Computation of net asset value and offering price per share

Net asset value and redemption price per share ($40,828,936 divided by 2,558,986 shares)	$15.96

The accompanying notes are an integral part of these financial statements.	27

FIXED-INCOME FUND

Statement of Operations

Six Months Ended June 30, 2005 (unaudited)

Investment income

Investment income
Dividends	$113,086
Interest	556,210
Securities lending	240

Total investment income	$669,536

Expenses
Investment advisory fees (note 5)	95,870
Transfer agent fees (note 5)	26,089
Fund administration (note 5)	13,250
Service provider fees (note 5)	18,073
Reports to shareholders	8,874
Registration fees and expenses	12,845
Custody fees	2,863
Professional fees	5,930
Trustee fees and expenses	671
Other expenses	4,996

Total expenses	$189,461
Fees waived by Parnassus Investments (note 5)	(46,251)
Expense offset (note 6)	(178)

Net expenses	$143,032

Net investment income	$526,504

Realized and unrealized gain (loss) on investments

Net realized gain (loss) from security transactions	$528
Net change in unrealized appreciation (depreciation) of securities	202,100

Net realized and unrealized gain (loss) on securities	$202,628

Net increase in net assets resulting from operations	$729,132

28	The accompanying notes are an integral part of these financial statements.

FIXED-INCOME FUND

Statement of Changes in Net Assets

	Six Months Ended June 30, 2005 (unaudited)	Year Ended December 31, 2004
From operations

Net investment income	$526,504	$755,834
Net realized gain (loss) from security transactions	528	161,083
Net change in unrealized appreciation (depreciation)	202,100	(168,658)

Increase (decrease) in net assets resulting from operations	$729,132	$748,259

Dividends to shareholders

From net investment income	(513,447)	(755,834)
From realized capital gains	—	(222,827)
Return of capital	—	(71,829)
Increase (decrease) in net assets from capital share transactions	2,408,464	4,409,201

Increase (decrease) in net assets	$2,624,149	$4,106,970

Net assets

Net assets
Beginning of period	38,204,787	34,097,817
End of period (including undistributed net investment income of $13,057 and $0 respectively)	$40,828,936	$38,204,787

The accompanying notes are an integral part of these financial statements.	29

CALIFORNIA TAX-EXEMPT FUND

Portfolio of Investments by Industry Classification

as of June 30, 2005 (unaudited)

Principal Amount $	Municipal Bonds	Percent of Net Assets	Market Value
	EDUCATION
450,000	Los Altos School District/CA
	5.250%, due 08/01/10		$495,500
440,000	Los Angeles Unified School District/CA
	FGIC Insured, 5.500%, due 07/07/13		492,536
450,000	Morgan Hill Unified School District/CA
	FGIC Insured, 4.900%, due 08/01/13		486,940
410,000	Sacramento City Unified School District/CA
	5.750%, due 07/0/17		462,656

		8.4%	$1,937,632

	ENVIRONMENT
215,000	California State Department of Water Resources
	5.125%, due 12/01/16		$233,359
185,000	California State Department of Water Resources
	5.125%, due 12/01/16		199,169
1,100,000	California State Department of Water Resources
	5.500%, due 05/01/09		1,192,697
500,000	Central Coast Water Authority
	AMBAC Insured, 5.000%, due 10/01/16		521,225
200,000	City of Los Angeles CA
	FGIC Insured, 5.000%, due 06/01/11		213,100
115,000	Los Angeles County Public Works Financing Authority
	5.500%, due 10/01/12		122,760
200,000	Los Angeles County Public Works Financing Authority
	5.500%, due 10/01/12		214,400
1,000,000	San Francisco City & County Public Utilities Commission
	MBIA Insured, 5.000%, due 10/01/09		1,084,760

		18.6%	$3,781,470

30	The accompanying notes are an integral part of these financial statements.

Principal Amount $	Municipal Bonds	Percent of Net Assets	Market Value
	GENERAL OBLIGATION
800,000	State of California
	5.000%, due 07/01/16		$861,168
700,000	State of California
	6.100%, due 10/01/09		783,020
1,000,000	State of California
	6.600%, due 02/01/09		1,114,160

		11.9%	$2,758,348

	HEALTH CARE SERVICES
415,000	Loma Linda Hospital
	AMBAC Insured, 4.850%, due 12/01/10	1.9%	$450,217

	HOUSING
1,000,000	ABAG Finance Authority for Nonprofit Corps
	4.250%, due 11/15/12		$1,031,850
275,000	Los Angeles Community Redevelopment Agency
	MBIA Insured, 5.000%, due 07/01/13		294,646

		5.1%	$1,326,496

The accompanying notes are an integral part of these financial statements.	31

CALIFORNIA TAX-EXEMPT FUND

Portfolio of Investments by Industry Classification

as of June 30, 2005 (unaudited) continued

Principal Amount $	Municipal Bonds	Percent of Net Assets	Market Value
	INFRASTRUCTURE IMPROVEMENTS
500,000	California Infrastructure & Economic Development Bank
	5.000%, due 10/01/12		$555,995
1,000,000	California State Public Works Board
	FSA Insured, 5.375%, due 10/01/13		1,118,210
960,000	California State Public Works Board
	5.500%, due 12/01/09		1,050,384
910,000	California Statewide Communities Development Authority
	ACA Insured, 4.500%, due 08/01/10		939,520
1,000,000	Indian Wells Redevelopment Agency
	AMBAC Insured, 4.500%, due 09/01/11		1,074,361
600,000	La Quinta Redevelopment Agency Tax Allocation
	MBIA Insured, 7.300%, due 09/01/11		734,118
350,000	Metropolitan Water District of Southern California
	5.250%, due 07/01/15		370,328
450,000	Oakland Redeveloment Agency
	3.400%, due 09/01/09		450,680
425,000	Rialto Redevelopment Agency
	4.500%, due 09/01/13		440,602
860,000	Rialto Redevelopment Agency
	4.000%, due 09/01/07		872,203
625,000	San Mateo Redevelopment Agency
	XLCA Insured, 4.200%, due 08/01/23		632,156

		34.2%	$8,238,557

32	The accompanying notes are an integral part of these financial statements.

Principal Amount $	Municipal Bonds	Percent of Net Assets	Market Value
	PUBLIC TRANSPORTATION
500,000	Bay Area Toll Authority
	AMBAC Insured, variable rate 2.230%, due 04/01/25		$500,000
1,000,000	Contra Costa Transportation Authority
	FGIC Insured, 4.000%, due 03/01/09		1,039,240
250,000	Los Angeles County Metropolitan Transportation Authority
	AMBAC Insured, 5.000%, due 07/01/13		266,318
390,000	San Francisco Bay Area Rapid Transit District
	5.500%, due 07/01/07		411,598
400,000	San Francisco Bay Area Rapid Transit District
	5.250%, due 07/01/13		431,448
1,000,000	San Francisco City & County Airports Commission
	FGIC Insured, 5.500%, due 05/01/10		1,087,680

		16.2%	$3,736,284

	Total investments in municipal bonds (cost $21,639,183)	96.3%	$22,229,004

The accompanying notes are an integral part of these financial statements.	33

CALIFORNIA TAX-EXEMPT FUND

Portfolio of Investments by Industry Classification

as of June 30, 2005 (unaudited) continued

Principal Amount $	Short-Term Investments	Percent of Net Assets	Market Value
	Registered Investment Companies—Money Market Funds

585,106	California Investment Trust Tax Free Fund
	variable rate 1.830%		$585,106
4,536	Goldman Sachs California Tax-Exempt Fund
	variable rate 1.990%		4,536

	Total investment in short-term securities (cost $589,642)	2.5%	$589,642

	Total securities (cost $22,228,825)	98.8%	$22,818,646

	Other assets and liabilities – net	1.2%	271,503

	Total net assets	100.0%	$23,090,149

Fund holdings will vary over time.
Fund shares are not FDIC insured.

Glossary of Terms
ABAG	The Association of Bay Area Governments
ACA	ACA Financial Guaranty Corp.
AMBAC	American Municipal Bond Assurance Corp.
FGIC	Financial Guaranty Insurance Co.
FSA	Financial Security Assistance
MBIA	Municipal Bond Investors Assurance Corp.
XLCA	XL Capital Assurance Inc.

34	The accompanying notes are an integral part of these financial statements.

CALIFORNIA TAX-EXEMPT FUND

Statement of Assets and Liabilities

as of June 30, 2005 (unaudited)

Assets

Investments in securities, at market value (identified cost $21,639,183)	$22,229,004
Temporary investments in short-term securities (at cost which approximates market value)	589,642
Receivables:
Dividends and interest	305,165
Other assets	2,177

Total assets	$23,125,988

Liabilities

Capital shares redeemed	11,665
Fees payable to Parnassus Investments	5,912
Distributions payable	6,665
Accounts payable and accrued expenses	11,597

Total liabilities	$35,839

Net assets	$23,090,149

Net assets consist of

Undistributed net investment income	8,754
Unrealized appreciation on securities	589,821
Accumulated net realized gain	56,255
Capital paid-in	22,435,319

Total net assets	$23,090,149

Computation of net asset value and offering price per share

Net asset value and redemption price per share ($23,090,149 divided by 1,364,326 shares)	$16.92

The accompanying notes are an integral part of these financial statements.	35

CALIFORNIA TAX-EXEMPT FUND

Statement of Operations

Six Months Ended June 30, 2005 (unaudited)

Investment income

Interest	$442,333

Total investment income	$442,333

Expenses
Investment advisory fees (note 5)	59,692
Transfer agent fees (note 5)	6,090
Fund administration (note 5)	8,255
Service provider fees (note 5)	17,160
Reports to shareholders	3,211
Registration fees and expenses	768
Custody fees	1,419
Professional fees	4,468
Trustee fees and expenses	605
Other expenses	5,129

Total expenses	$106,797
Fees waived by Parnassus Investments (note 5)	(26,020)
Expense offset (note 6)	(35)

Net expenses	$80,742

Net investment income	$361,591

Realized and unrealized gain (loss) on investments

Net realized gain (loss) from security transactions	$56,255
Net change in unrealized appreciation (depreciation) of securities	(307,788)

Net realized and unrealized gain (loss) on securities	$(251,533)

Net increase in net assets resulting from operations	$110,058

36	The accompanying notes are an integral part of these financial statements.

CALIFORNIA TAX-EXEMPT FUND

Statement of Changes in Net Assets

	Six Months Ended June 30, 2005 (unaudited)	Year Ended December 31, 2004
From operations

Net investment income	$361,591	$714,362
Net realized gain (loss) from security transactions	56,255	—
Net change in unrealized appreciation (depreciation)	(307,788)	(36,967)

Increase (decrease) in net assets resulting from operations	$110,058	$677,395

Dividends to shareholders

From net investment income	(357,859)	(718,553)
From realized capital gains	—	(22,133)
Increase (decrease) in net assets from capital share transactions	(2,255,853)	832,566

Increase (decrease) in net assets	$(2,503,654)	$769,275

Net assets

Beginning of period	25,593,803	24,824,528
End of period (including undistributed net investment income of $8,754 and $5,021 respectively)	$23,090,149	$25,593,803

The accompanying notes are an integral part of these financial statements.	37

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Significant Accounting Policies

The Parnassus Income Funds (the “Trust”), formerly The Parnassus Income Trust, organized on August 8,1990 as a Massachusetts Business Trust, is registered under the Investment Company Act of 1940 as a diversified, open-end investment management company comprised of three separate funds, each offering separate shares. The Trust began operations on August 31, 1992.

Securities Valuations

Equity securities that are listed or traded on a national securities exchange are stated at market value based on recorded closing sales on the exchange or on the Nasdaq’s National Market System official closing price. In the absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices. Long-term, fixed-income securities are valued each business day using prices based on procedures established by independent pricing services and approved by the Board of Trustees (the “Trustees”). Fixed-income securities with an active market are valued at the “bid” price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. Other fixed-income securities experiencing a less active market are valued as determined by the pricing services based on methods which include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities. Short-term investments in U.S. Government Agency discount notes, certificates of deposit and community development loans are valued at amortized cost, which approximates market value. Investments in registered investment companies are valued at their net asset value.

Investments where market quotations are not readily available are priced at their fair value, in accordance with procedures established by the Trustees. In determining fair value, the Trustees may consider a variety of information including, but not limited to, the following: price based upon a multiple of earnings or sales, a discount from the market value of a similar security, fundamental analytical data, and an evaluation of market conditions. A valuation adjustment is applied to certificates of deposit and community development loans as an estimate of potential penalties for early withdrawal or early call.

Federal Income Taxes

The funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable and tax-exempt income to shareholders. Therefore, no federal income tax provision is required. Income distributions and capital-gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Securities Transactions

Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes.

Dividends to Shareholders

Distributions to shareholders are recorded on the record date. The Equity Income Fund pays income dividends quarterly and capital-gain dividends annually. The Fixed-Income and California Tax-Exempt Funds pay income dividends monthly and capital-gain dividends annually.

Investment Income and Expenses

Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method, which approximates the interest method. Expenses are recorded on an accrual basis.

Securities Lending

The Equity Income Fund and the Fixed-Income Fund lend securities to approved financial institutions to earn additional income and receive cash and/or securities as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, the funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them.

Repurchase Agreements

Collateral from securities lending may include investments in repurchase agreements secured by U.S. government obligations or other securities. Securities pledged as collateral for repurchase agreements are held by the funds’ custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONTINUED

2. Tax Matters and Distributions

As of June 30, 2005, the cost of long-term investments in securities and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Equity Income Fund	Fixed- Income Fund	California Tax-Exempt Fund
Cost of investment	$917,264,213	$10,258,279	$21,635,542
Unrealized appreciation	57,420,311	717,500	628,445
Unrealized depreciation	(22,683,620)	(154,965)	(34,983)
Net unrealized appreciation (depreciation)	$34,736,691	$562,535	$593,462

As of December 31, 2004, the Equity Income Fund had $3,476,222 of post-October capital losses. For tax purposes, such losses will be reflected in the year ended December 31, 2005.

Net investment income differs for financial statements and tax purposes primarily due to differing treatments of bond discounts.

Net realized gains differ for financial statements and tax purposes primarily due to differing treatments of wash sales and bond discounts.

3. Capital Stock

Equity Income Fund: As of June 30, 2005, there were an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $894,473,711. Transactions in capital stock (shares) were as follows:

	Six Months Ended June 30, 2005		Year Ended December 31, 2004
	Shares	Amount	Shares	Amount
Shares sold	7,654,095	$187,971,597	16,399,818	$399,938,907
Shares issued through dividend reinvestment	332,986	8,171,598	1,493,344	36,552,477
Shares repurchased	(4,429,733)	(108,728,243)	(8,375,092)	(203,471,082)
Net increase (decrease)	3,557,348	$87,414,952	9,518,070	$233,020,302

Fixed-Income Fund: As of June 30, 2005, there were an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $40,251,816. Transactions in capital stock (shares) were as follows:

	Six Months Ended June 30, 2005		Year Ended December 31, 2004
	Shares	Amount	Shares	Amount
Shares sold	584,049	$9,264,695	772,208	$12,333,370
Shares issued through dividend reinvestment	28,293	448,312	57,474	913,210
Shares repurchased	(460,202)	(7,304,543)	(554,100)	(8,837,379)
Net increase (decrease)	152,140	$2,408,464	275,582	$4,409,201

California Tax-Exempt Fund: As of June 30, 2005, there were an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $22,435,319. Transactions in capital stock (shares) were as follows:

	Six Months Ended June 30, 2005		Year Ended December 31, 2004
	Shares	Amount	Shares	Amount
Shares sold	76,715	$1,302,186	245,943	$4,209,312
Shares issued through dividend reinvestment	18,759	317,514	38,113	649,799
Shares repurchased	(228,036)	(3,875,553)	(235,836)	(4,026,545)
Net increase (decrease)	(132,562)	$(2,255,853)	48,220	$832,566

4. Purchases and Sales of Securities

Purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended June 30, 2005 were as follows:

	Purchases	Sales
Equity Income Fund	$626,071,826	$545,598,274
Fixed-Income Fund	$10,073,631	$12,485,049
California Tax-Exempt Fund	$3,812,208	$6,512,742

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONTINUED

5. Investment Advisory Agreement and Transactions with Affiliates

Under terms of an agreement which provides for furnishing investment management and advice to the funds, Parnassus Investments is entitled to receive fees payable monthly, based on the fund’s average daily net assets for the month, at the following annual rates:

Equity Income Fund: 0.75% of the first $30,000,000, 0.70% of the next $70,000,000 and 0.65% of the amount above $100,000,000. Fixed-Income Fund and California Tax-Exempt Fund: 0.50% of the first $200,000,000, 0.45% of the next $200,000,000 and 0.40% of the amount above $400,000,000. For the six months ended June 30, 2005, Parnassus Investments has contractually agreed to reduce its investment advisory fee through May 1, 2006 to the extent necessary to limit total operating expenses to 0.99% of net assets for the Equity Income Fund, 0.87% of net assets for the Fixed-Income Fund and 0.75% of net assets for the California Tax-Exempt Fund.

As a result of fee waivers, including additional voluntary waivers of 0.12% for Fixed-Income Fund and 0.07% for California Tax-Exempt Fund, the following were actually charged for the six month period ended June 30, 2005. For the Equity Income Fund, the investment advisory fee was 0.57% and Parnassus Investments received net advisory fees totaling $2,626,035. For the Fixed-Income Fund, the investment advisory fee was 0.26% and Parnassus Investments received net advisory fees totaling $49,619. For the California Tax-Exempt Fund, the investment advisory fee was 0.28% and Parnassus Investments received net advisory fees totaling $33,672.

Parnassus Investments receives fees under terms of a separate agreement which provides for furnishing transfer agent and fund accounting and administration services to the funds. The transfer agent fee was $2.70 per month per account plus any out-of-pocket expenses. The funds pay the monthly fee based on the number of accounts on record at each month-end. The fund accounting and administration reflects annual rates based on net assets for all funds managed by Parnassus Investments and was allocated based on respective fund net assets. The annualized fund accounting and administration services fee was 0.07% of average net assets under this new agreement for the six month period ending June 30, 2005.

Parnassus Investments may also arrange for third parties to provide certain services, including account maintenance, recordkeeping and other personal services to their clients who invest in the funds. For these services, the funds may pay service providers an aggregate service fee on investment accounts at a rate not to exceed 0.25% per annum of average daily net assets.

Jerome L. Dodson is the president of the Trust and is the president and majority stockholder of Parnassus Investments.

6. Expense Offset Arrangement

The funds have entered into an arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the custodian fees. During the six-month period ended June 30, 2005, the custodian fees were reduced as indicated in the statement of operations.

7. Geographic and Industry Concentration Risk Factors

The California Tax-Exempt Fund primarily invests in debt obligations issued by the State of California and its political sub-divisions, agencies and public authorities to obtain funds for various public purposes. There are certain risks arising from the concentration of investments in California municipal securities. The California Tax-Exempt Fund is more susceptible to factors adversely affecting issuers of California municipal securities than a fund that is not concentrated in these issuers to the same extent. Uncertain economic conditions or governmental developments may affect the ability of California municipal securities issuers to meet their financial obligations.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONTINUED

8. Financial Highlights

Selected data for each share of capital stock outstanding, total return and ratios/ supplemental data for the six months ended June 30, 2005 and for each of the five years ended December 31 are as follows:

Equity Income Fund

	June 30, 2005 (unaudited)		2004	2003	2002	2001	2000
Net asset value at beginning of period	$25.00		$24.00	$21.20	$22.50	$21.48	$23.13
Income (loss) from investment operations:
Net investment income(c)	0.23		0.40	0.44	0.49	0.67	0.33
Net realized and unrealized gain (loss) on securities	(0.45)		1.79	2.85	(1.32)	1.43	1.06
Total income (loss) from investment operations	(0.22)		2.19	3.29	(0.83)	2.10	1.39
Distributions:
Dividends from net investment income	(0.22)		(0.56)	(0.49)	(0.29)	(0.45)	(0.36)
Distributions from net realized gains	—		(0.63)	—	(0.18)	(0.63)	(2.68)
Total distributions	(0.22)		(1.19)	(0.49)	(0.47)	(1.08)	(3.04)
Net asset value at end of period	$24.56		$25.00	$24.00	$21.20	$22.50	$21.48
Total return(a)	(0.88)%		9.30%	15.69%	(3.69)%	9.97%	6.36%

Ratios/supplemental data:
Ratio of gross expenses to average net assets	1.08	%(b)	1.04%	0.96%	1.03%	1.18%	1.15%
Ratio of net expenses to average net assets (net of reimbursement and credit offset arrangements)	0.99	%(b)(d)	1.04%	0.95%	0.96%	1.00%	0.97%
Ratio of net investment income to average net assets	1.86	%(b)	1.63%	1.95%	2.29%	3.10%	1.34%
Portfolio turnover rate(a)	59.51%		79.88%	79.21%	42.01%	86.78%	97.42%
Net assets, end of period (000’s)	$966,205		$894,415	$630,249	$273,429	$85,501	$55,421

Fixed-Income Fund

	June 30, 2005 (unaudited)		2004	2003	2002	2001	2000
Net asset value at beginning of period	$15.87		$16.00	$15.88	$14.94	$14.19	$14.49
Income (loss) from investment operations:
Net investment income(c)	0.22		0.33	0.58	0.82	0.87	0.89
Net realized and unrealized gain (loss) on securities	0.08		(0.01)	0.26	0.95	0.72	(0.29)
Total income (loss) from investment operations	0.30		0.32	0.84	1.77	1.59	0.60
Distributions:
Dividends from net investment income	(0.21)		(0.33)	(0.65)	(0.83)	(0.84)	(0.90)
Distributions from net realized gains	—		(0.09)	(0.07)	—	—	—
Return of capital	—		(0.03)	—	—	—	—
Total distributions	(0.21)		(0.45)	(0.72)	(0.83)	(0.84)	(0.90)
Net asset value at end of period	$15.96		$15.87	$16.00	$15.88	$14.94	$14.19
Total return(a)	1.92%		2.05%	5.30%	12.20%	11.31%	4.32%
Ratios/supplemental data:
Ratio of gross expenses to average net assets	0.99	%(b)	0.97%	0.92%	1.08%	1.15%	1.13%
Ratio of net expenses to average net assets (net of reimbursement and credit offset arrangements)	0.75	%(b)(d)	0.75%	0.62%	0.81%	0.83%	0.78%
Ratio of net investment income to average net assets	2.76	%(b)	2.08%	3.59%	5.36%	5.84%	6.18%
Portfolio turnover rate(a)	92.80%		24.38%	125.74%	59.00%	21.19%	19.19%
Net assets, end of period (000’s)	$40,829		$38,205	$34,098	$19,092	$12,947	$10,309

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONTINUED

California Tax-Exempt Fund

	June 30, 2005 (unaudited)		2004	2003	2002	2001	2000
Net asset value at beginning of period	$17.10		$17.14	$17.19	$16.61	$16.90	$15.82
Income (loss) from investment operations:
Net investment income(c)	0.25		0.48	0.53	0.59	0.70	0.72
Net realized and unrealized gain (loss) on securities	(0.18)		(0.02)	0.12	0.83	(0.18)	1.10
Total income (loss) from investment operations	0.07		0.46	0.65	1.42	0.52	1.82
Distributions:
Dividends from net investment income	(0.25)		(0.48)	(0.53)	(0.59)	(0.70)	(0.71)
Distributions from net realized gains	—		(0.02)	(0.17)	(0.25)	(0.11)	(0.03)
Total distributions	(0.25)		(0.50)	(0.70)	(0.84)	(0.81)	(0.74)
Net asset value at end of period	$16.92		$17.10	$17.14	$17.19	$16.61	$16.90
Total return(a)	0.45%		2.73%	3.88%	8.66%	3.09%	11.75%
Ratios/supplemental data:
Ratio of gross expenses to average net assets	0.90	%(b)	0.81%	0.83%	0.95%	0.85%	0.77%
Ratio of net expenses to average net assets (net of reimbursement and credit offset arrangements)	0.68	%(b)(d)	0.67%	0.62%	0.73%	0.65%	0.52%
Ratio of net investment income to average net assets	3.05	%(b)	2.82%	3.08%	3.45%	4.19%	4.27%
Portfolio turnover rate(a)	16.31%		—	16.16%	41.73%	23.14%	8.13%
Net assets, end of period (000’s)	$23,090		$25,594	$24,825	$26,163	$18,891	$17,186

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Net investment income per share is based on average daily shares outstanding.
(d)	For the six month period ended June 30, 2005, Parnassus Investments has contractually limited expenses to an annualized rate of 0.99% for the Equity Income Fund, 0.87% for the Fixed-Income Fund and 0.75% for the California Tax-Exempt Fund. Parnassus Investments has also voluntary waived additional expenses for the Fixed-Income Fund and the California Tax-Exempt Fund (see note 5 for details).

ADDITIONAL INFORMATION (UNAUDITED)

Investment Advisory Agreement Renewal

On March 23, 2005, the Board of Trustees of the Parnassus Income Funds approved the continuation of the Parnassus Income Funds’ investment advisory agreement with Parnassus Investments. Prior to approving the continuation of the investment advisory agreement, the Board considered:

•	the nature, extent and quality of the services provided by Parnassus Investments

•	the investment performance of the Parnassus Equity Income Fund, the Parnassus Fixed-Income Fund and the Parnassus California Tax-Exempt Fund

•	the cost of the services to be provided and profits to be realized by Parnassus Investments from its relationship with each of the Parnassus Income Funds

•	the extent to which economies of scale would be realized as each of the Parnassus Income Funds grew and whether fee levels reflect these economies of scale

•	the expense ratios of each of the Parnassus Income Funds

•	the manner in which portfolio transactions for the Parnassus Income Funds are conducted, including the use of soft dollars with respect to portfolio transactions for the Parnassus Equity Income Fund

In considering the nature, extent and quality of the services provided by Parnassus Investments, the Board of Trustees reviewed written and oral reports prepared by Parnassus Investments describing the portfolio management, shareholder communication and servicing, prospective shareholder assistance and regulatory compliance services provided by Parnassus Investments to the Parnassus Income Funds, and a written report prepared by Lipper, Inc. comparing aspects of the portfolio management services provided by Parnassus Investments to similar services provided to comparable mutual funds. The Board concluded that Parnassus Investments was providing essential services to each of the Parnassus Income Funds. In particular, the Board concluded that Parnassus Investments was preparing reports to shareholders in addition to those required by law.

The Trustees compared the performance of each of the Parnassus Income Funds to benchmark indices over various periods of time and to comparable mutual funds as determined by Lipper, Inc. and concluded that the performance of each Fund warranted the continuation of the investment advisory agreement.

In concluding that the advisory fees payable by each of the Parnassus Income Funds were reasonable, the Trustees reviewed a report of the costs of services provided, and the profits realized, by Parnassus Investments, from its relationship with each Parnassus Income Fund and concluded that the profits of Parnassus

ADDITIONAL INFORMATION (UNAUDITED) CONTINUED

Investments from its relationship with the Parnassus Equity Income Fund were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases. Based on the report, the Trustees concluded that Parnassus Investments was not realizing profits from its relationship with either the Parnassus Fixed-Income Fund or the Parnassus California Tax-Exempt Fund. The Trustees also reviewed reports comparing the expense ratios and the advisory fees paid by each of the Parnassus Income Funds to those of other comparable mutual funds and concluded that the advisory fee paid by each Parnassus Income Fund and each Parnassus Income Fund’s expense ratio were within the range of comparable mutual funds. Notwithstanding their conclusion that the expense ratio for the Parnassus Equity Income Fund was within the range of comparable mutual funds, the Trustees decided to impose an expense cap so that the expense ratio of the Parnassus Equity Income Fund will not exceed 0.99% of average net assets. The Trustees noted that the investment advisory fee for each Fund contained breakpoints in an effort to reflect economies of scale that might be realized as each Fund grew.

The Board reviewed reports discussing the manner in which portfolio transactions for the Parnassus Equity Income Fund were conducted, including the use of soft dollars. Based on these reports, the Board concluded that the research obtained by Parnassus Investments was beneficial to the Parnassus Equity Income Fund and that Parnassus Investments was executing the Parnassus Equity Income Fund’s portfolio transactions in a manner designed to obtain best execution for the Parnassus Equity Income Fund.

Proxy Disclosures

Parnassus proxy voting policies and procedures are available, without charge, on our website (www.parnassus.com), on the Securities and Exchange Commission’s website (www.sec.gov), and by calling us at (800) 999-3505. On the Parnassus website, you can also find a record of our votes cast at shareholder meetings.

Quarterly Portfolio Schedule

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The quarterly portfolio holdings are available on the Securities and Exchange Commission’s website (www.sec.gov). The funds’ Form N-Q may also be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

INTERN REUNION

Below is a picture taken at the intern reunion dinner on June 3, 2005. Pictured are: Front row (from left to right): Iris Lee, Ciera Graves, Lori Kandels, Elvira Mah, Jerry Dodson, Christina Woo, Lillian Zhao, Sonia Gupta, and Katrina Dodson. Back row (from left to right): Michael Fernandez, Tony Huang, Dan Sullivan, Mark Williams, Stephen Dodson, Douglas Hamilton III, Todd Ahlsten, Ben Allen, Minh Bui, Ben Suppe, Matthew Gershuny, Duncan Simmons, Derick Nguyen, and Ben Liao.

THE PARNASSUS INCOME FUNDS     Investing with a Conscience     One Market – Steuart Tower, Suite 1600 San Francisco, CA 94105     (800) 999-3505 (415) 778-0200     www.parnassus.com     Investment Adviser     Parnassus Investments     One Market – Steuart Tower     Suite 1600     San Francisco, CA 94105     Legal Counsel     Foley & Lardner LLP     777 E. Wisconsin Ave.     Milwaukee, WI 53202     Independent Registered     Public Accounting Firm     Deloitte & Touche LLP     50 Fremont Street     San Francisco, CA 94105     Distributor     Parnassus Investments     One Market – Steuart Tower     Suite 1600     San Francisco, CA 94105     This report must be preceded or accompanied by a current prospectus.     Recycled Paper

Item 2: Code of Ethics

Not Applicable for semi-annual reports. The information required by this Item is only required in an annual report on Form N-CSR.

Item 3: Audit Committee Financial Expert

Not Applicable for semi-annual reports. The information required by this Item is only required in an annual report on Form N-CSR.

Item 4: Principal Accountant Fees and Services

Not Applicable for semi-annual reports. The information required by this Item is only required in an annual report on Form N-CSR.

Item 5: Not applicable.

Item 6: Included as part of the report to shareholders filed under Item 1 of this form.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: For the purposes of this Item, there have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11: Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s first fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits attached hereto.

(a)(1) Code of Ethics - Not applicable for semi-annual reports.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) - Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Parnassus Income Funds
Date: August 18, 2005	By:	/s/ Jerome L. Dodson
Jerome L. Dodson President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: August 18, 2005	By:	/s/ Jerome L. Dodson
Jerome L. Dodson President

Date: August 18, 2005	By:	/s/ Debra A. Early
Debra A. Early Treasurer